October 6, 2024 Scott Lang 12570 Mallet Circle Wellington, Florida 33414 Re: Offer of Employment Dear Scott, On behalf of Anterix Inc. (the “Company”), I am pleased to confirm our offer of employment to you on the following terms and conditions: 1. Position. Your title will be President and Chief Executive Officer, and you will report to the Company’s Board of Directors (the “Board”). You acknowledge and agree that the first sixty (60) days of your employment with the Company are intended to be an evaluation period to assess whether it would be mutually beneficial for you to continue in the President and Chief Executive Officer role for the Company. Notwithstanding the immediately preceding sentence, you acknowledge and agree that at all times, your employment shall remain at-will. In addition to your role as President and Chief Executive Officer, you will continue to serve on the Board as a non- Independent Director during your term of service as the Company’s President and Chief Executive Officer. 2. Starting Salary. Your starting salary will be paid at the annualized rate of $545,000.00 per year (as may adjusted from time to time, your “Salary”), less all applicable deductions and withholdings required by law, which shall be payable at the times and in the installments consistent with the Company's then current payroll practice. Your Salary is subject to periodic review and adjustment in accordance with the Company's policies as in effect from time to time. 3. Annual Bonus. You will be eligible to receive an annual performance incentive bonus of up to 100% of your then current Salary, pro-rated for the fiscal year ended March 31, 2025 (the “First Bonus Year”) based on your Start Date. All bonus payments are subject to the approval of the Board or the Compensation Committee of the Board (the “Compensation Committee”), and are payable after the end of each fiscal year (March 31). For your First Bonus Year, 50% of the pro- rated bonus will be guaranteed and 50% of the pro-rated bonus will be determined based on the Company’s performance against performance targets previously approved by the Board and subject to the terms and conditions of the Company’s Short Term Incentive Plan, as then in effect (the “STI Plan”). Any annual bonus that may be awarded after the First Bonus Year shall be determined based on Company performance targets approved by the Board or a committee of the Board as set forth in the STI Plan, as then in effect, and subject to the terms and conditions of that STI Plan. 4. Sign-On Equity Awards. If you join the Company, you will be granted performance-based RSU Awards valued at two-million US dollars (US$2,000,000.00) in the aggregate. 50% of the performance-based RSUs will vest based on the Company’s contract signings (the “Signed Contract RSUs”) and 50% of performance-based RSUs will vest based on the Company’s achievement of a regulatory milestone (the “5/5 RSUs”). That is, the number of RSUs issuable under each performance-based RSU Award will equal $1,000,000 divided by the closing stock price of the Company’s Common Stock as reported on the Nasdaq Stock Market on the grant date (rounded down to the nearest whole share). The Signed Contract RSUs will vest based on the performance and service-based conditions set forth on Schedule A attached hereto; and the 5/5 RSUs will vest based on the performance and service-based conditions set forth on Schedule B attached hereto. Each performance-based RSU Award will be subject to the terms and conditions of the 2023 Stock Plan, as amended, and the terms of a performance-based RSU Agreement. If your employment with the Company ends for any reason (or no reason), you will be entitled to the accelerated vesting terms for the performance-based RSU Awards referenced in this clause 4, as set forth on Schedules A and B, respectively. The Company agrees that for a period of thirty (30) days after your start date, you will have the opportunity to review the metrics used for these performance-based RSU Awards to determine if a recommendation should be made to the Compensation Committee and the Board to consider an adjustment of the applicable performance metrics for you and all other Section 16 Officers. Notwithstanding the prior sentence, the Company and/or Compensation Committee or Board have no obligation to change any terms or performance metrics of the performance-based RSU Awards. 5. Benefits. You will be eligible to participate in the Company's health insurance programs, 401(k), and other employee benefit plans established by the Company for its employees from time to time in accordance with the terms of those programs and plans. The Company reserves the right to change the terms of its programs and plans at any time. Specific details of your eligibility for these and other benefits will be provided to you during orientation. 6. Paid Time Off (“PTO”). You will be eligible to participate in the Company’s flexible, non- accrual, PTO program. 7. Office Location. You agree that, effective October 8th, your office will be located at, and you will report to, one of the Company's primary offices located in either Woodland Park, N.J. or McLean, VA, to be determined after you have had a chance to determine which office works best for you, but no later than thirty (30) days after your Start Date. Once determined, you will be expected to work in that office full-time or on the Company’s designated in-office days then in effect, recognizing that the Company currently operates on a hybrid schedule. To assist you with your required presence in the designated office during your employment as President and Chief Executive Officer, the Company will cover the reasonable costs of: (1) travel (in accordance with Company’s travel policy); and (2) either hotel accommodations or renting an apartment in the designated location, for an initial period of six (6) months (the “Housing Assistance”). If any of the Housing Assistance is paid to you in advance you acknowledge and agree that if you voluntarily terminate your employment with the Company within twelve (12) months of your start date, you will reimburse the Company the amount of any Housing Assistance paid to you in advance. The reimbursement will be made by offset of any amounts Company may owe you as of the date of termination of your employment and direct payment of the balance, if any, within thirty (30) days of the date of your termination of employment. You hereby authorize the Company to deduct and withhold, to the extent permitted by law, the amount of the Housing Assistance that is owed to Company from any amounts that Company may owe you at the time of employment termination including without limitation, any wages, severance, accrued and unused paid time off, incentive compensation payments, bonuses and/or other payments that you are eligible to receive from the Company upon termination of your employment, if your termination of employment is before the end of such 12-month period. 8. Confidentiality. As an employee of the Company, you will have access to certain confidential information of the Company and you may, during the course of your employment, develop certain information or inventions that will be the property of the Company. To protect the interests of the Company, this offer of employment is contingent upon your signing the Company's standard Employee Confidentiality and Non-Disclosure Agreement. While you render services to the Company, you will not engage in any other employment, consulting or other business activity (whether full-time or part-time) that would create a conflict of interest with the Company. By signing this offer letter, you represent and warrant that you are not party to any agreement or subject to any policy that would prevent or restrict you from engaging in activities competitive with the activities of your former employer or from directly or indirectly soliciting any employee, client or customer to leave the employ of, or transfer its business away from, your former employer, or if you are subject to such an agreement or policy, you have complied and will comply with it, and your employment with the Company does not violate any such agreement. You represent that your signing of this offer letter, the agreement concerning equity awards granted to you, if any, under the Plan, the Company's Employee Confidentiality and Non-Disclosure Agreement, and your commencement of employment with the Company, will not violate any agreement currently in place between yourself and current or past employers or other entities. You further confirm that you will not remove or take any documents or proprietary data or materials of any kind, electronic or otherwise, with you from your current or former employer to the Company without written authorization from your current or former employer. If you have any questions about the ownership of particular documents or other information, discuss such questions with your former employer before removing or copying the documents or information 9. Tax Matters. All forms of compensation referred to in this offer letter are subject to reduction to reflect applicable withholding and payroll taxes and other deductions required by law. You are encouraged to obtain your own tax advice regarding your compensation from the Company. You agree that the Company does not have a duty to design its compensation policies in a manner that minimizes your tax liabilities, and you will not make any claim against the Company or the Board related to tax liabilities arising from your compensation. 10. At Will Employment. Your employment with the Company will be on an at-will basis, which means the employment relationship can be terminated by either you or the Company for any reason, at any time, with or without prior notice and with or without cause. Further, your participation in any stock incentive program (including execution of any equity grant agreements) or benefit program is not to be regarded as assuring you of continuing employment for any particular period of time. 11. Contingencies. In addition to the other conditions contained herein, this offer of employment is contingent upon successful completion of an updated background check and drug screen and upon proof of identity and work eligibility. 12. Executive Severance Plan. If you remain employed as the President and Chief Executive Officer of the Company for at least six (6) months following the Start Date then, subject to Board approval (or approval by the Compensation Committee), you will be eligible to participate in the Company’s Executive Severance Plan then in effect (the “Severance Plan”), subject to your execution of any documents required for participation in the Severance Plan.

13. Entire Agreement. This offer letter and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this offer, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof. If any term herein is unenforceable in whole or in part, the remainder shall remain enforceable to the extent permitted by law. 14. Acceptance. Your anticipated start date will be October 8, 2024 (“Start Date”). If you decide to accept this offer, please sign the enclosed copy of this letter in the space indicated and return it to me. Your signature will acknowledge that you have read and understood and agreed to the terms and conditions of this offer letter. Regards, Morgan E. O’Brien Executive Chairman I have read and accept this employment offer: Scott Lang Dated:

Schedule A Vesting Terms and Conditions for Signed Contract RSU Award Earning and Vesting Signed Contract RSUs: Determination Periods: At the end of each of the following three Determination Periods, a measurement will be made to determine how many performance-based RSUs (“Signed Contract RSUs”) vest based upon the satisfaction of two performance conditions: (i) the Company’s aggregate Contract Signings as of the end of the applicable Determination Period and (ii) the Company’s achievement of at least the Minimum Stock Price Level during the applicable Determination Period. • First Determination Period: 12 month period measured from October 4, 2024 (the “Measurement Start Date”). • Second Determination Period: 12 month period after the end of the First Determination Period. • End Determination Period: 12 month period after the end of the Second Determination Period. Contract Signing Thresholds: The Signed Contract RSUs are eligible to vest based on the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the applicable Determination Period as follows: Vesting Eligibility Aggregate Contract Signing Thresholds 1/3rd of the Signed Contract RSUs $300M 2/3rds of the Signed Contract RSUs $600M All Signed Contract RSUs $1,000M “Contract Signings” includes all revenue generating agreements for the Company’s spectrum assets, licenses and/or services executed between the Measurement Start Date and the end of the applicable Determination Period. For purposes of this calculation, Contract Signings includes the maximum contractual payments that can be received by the Company pursuant to the terms of the executed agreements, including upfront payments, committed contractual payments and optional payments or extensions to the initial term of the agreement (even if not legally committed to by the third party at the time of the agreement is executed). Minimum Stock Price Levels: The vesting of the Signed Contract RSUs is contingent upon the achievement of the following Minimum Stock Price Levels during the applicable Determination Period: Determination Period Minimum Stock Price Level First Determination Period $46.00 Second Determination Period $55.00 End Determination Period $66.00 The “Stock Price Level” means the sixty-calendar day average closing sale price of the Company’s Common Stock on the Nasdaq Stock Market. Each Minimum Stock Price Level will be equitably adjusted for stock splits, stock dividends and similar events affecting the Company’s Common Stock.

Vesting Determination: First Vesting Determination: Within twenty (20) days following the end of the First Determination Period, the Company’s Compensation Committee (the “Committee”) will determine (i) the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the First Determination Period and (ii) the highest Stock Price Level achieved during the First Determination Period. If the Participant has provided services to the Company through the end of the First Determination Period and the highest Stock Price Level achieved during the First Determination Period equals or exceeds $46.00 per share, then that number of Signed Contract RSUs that become Vested RSUs shall be based on the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the First Determination Period (i.e., if the Company has not achieved at least the first threshold of $300M in aggregate Contract Signings, no Signed Contract RSUs shall become Vested RSUs; if the Company has achieved $300M or more in aggregate Contract Signings, 1/3 of the Signed Contract RSUs shall become Vested RSUs; if the Company has achieved $600M or more in aggregate Contract Signings, 2/3 of the Signed Contract RSUs shall become Vested RSUs; and if the Company has achieved $1,000M or more in aggregate Contract Signings, all of the Signed Contract RSUs shall become Vested RSUs). If the Company’s highest Stock Price Level achieved during the First Determination Period is less than $46.00 per share, then no Signed Contract RSUs shall become Vested RSUs. Second Vesting Determination: Within twenty (20) days following the end of the Second Determination Period, the Committee will determine (i) the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the Second Determination Period and (ii) the highest Stock Price Level achieved during the Second Determination Period. If the Participant has provided services to the Company through the end of the Second Determination Period and the highest Stock Price Level achieved during the Second Determination Period equals or exceeds $55.00 per share, then that number of Signed Contract RSUs that become Vested RSUs shall be based on the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the Second Determination Period (i.e., if the Company has not achieved at least the first threshold of $300M in aggregate Contract Signings, no Signed Contract RSUs shall become Vested RSUs; if the Company has achieved $300M or more in aggregate Contract Signings, 1/3 of the Signed Contract RSUs shall become Vested RSUs; if the Company has achieved $600M or more in aggregate Contract Signings, 2/3 of the Signed Contract RSUs shall become Vested RSUs; and if the Company has achieved $1,000M or more in aggregate Contract Signings, all of the Signed Contract RSUs shall become Vested RSUs). If the Company’s highest Stock Price Level achieved during the Second Determination Period is less than $55.00 per share, then no additional Signed Contract RSUs shall become Vested RSUs. Third Vesting Determination: Within twenty (20) days following the end of the End Determination Period, the Committee will determine (i) the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the End Determination Period and (ii) the highest Stock Price Level achieved during the End Determination Period. If the Participant has provided services to the Company through the end of the End Determination Period and the highest Stock Price Level achieved during the End Determination Period equals or exceeds $66.00 per share, then that number of Signed Contract RSUs that become Vested RSUs shall be based on the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the End Determination Period, calculated on a pro rata basis (i.e., the number of Signed Contract RSUs that become Vested RSUs shall be calculated by multiplying (i) the total Signed Contract RSUs granted to the Participant by (ii) the ratio of (A) the Company’s aggregate Contract Signings measured from the Measurement Start Date through the end of the End Determination Period divided by (B) $1,000M). If the Company’s highest Stock Price Level achieved during the End Determination Period is less than $66.00 per share, then no additional Signed Contract RSUs shall become Vested RSUs. For purposes of clarity, with respect to any Determination Period (including following a termination without Cause or a resignation for Good Reason), the number of Signed Contract RSUs that shall become Vested RSUs as of the end of such Determination Period shall be calculated by deducting any Signed Contract RSUs that became Vested RSUs during prior Determination Period(s). Vested RSUs – Signed Contract RSUs that have vested shall be referred to as “Vested RSUs.” Signed Contract RSUs that do not vest for any reason shall be referred to herein as “Unvested RSUs.” Settlement and Delivery of Vested RSUs: Vested RSUs will be settled and delivered to a Participant following the Vesting Date in accordance with the settlement and delivery terms set forth herein and in the Participant’s Performance-Based RSU Agreement. Definitions: The following terms shall have the meanings set forth below: The “Involuntary Termination Determination Period” - if the Participant’s service to the Company ends as a result of an Involuntary Termination prior to the end of the End Determination Period, the Involuntary Termination Determination Period shall run from the first day of the Determination Period in which the Involuntary Termination occurs to the date of the Participant’s Involuntary Termination. The term “Involuntary Termination” means (i) the termination of Participant’s service to the Company for reasons other than Cause or (iii) the Participant resigns his or her services to the Company for Good Reason. The term “Voluntary Termination” means the cessation of Participant’s service to the Company for any reason that does not constitute an Involuntary Termination. The terms “Cause”, “Good Reason” and “Change in Control” as used in this section shall have the meanings given to such terms in the Company’s Executive Severance Plan (the “Executive Severance Plan”). The term “Change in Control Window” means the period measured from six months prior to the closing date of a Change in Control through the date that is twenty-four months after the closing date of a Change in Control. The term “Closing Price” shall mean the closing sale price of the Company’s Common Stock on the Nasdaq Stock Market on the last trading date prior to the closing of the Change in Control. (End of Definitions) Upon Termination w/out Cause, Resignation for Good Reason: UPON TERMINATION WITHOUT CAUSE OR RESIGNATION FOR "GOOD REASON”: • PERFORMANCE DETERMINATION - THE PARTICIPANT’S SIGNED CONTRACT RSUS EARNED WILL INCLUDE (I) THE SIGNED CONTRACT RSUS EARNED FOR ANY DETERMINATION PERIOD(S)

Treatment Upon Termination within Six Months before a CIC or 24 months after a CIC : THAT HAVE ENDED PRIOR TO THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION PLUS (II) ANY SIGNED CONTRACT RSUS EARNED BASED UPON CONTRACT SIGNINGS FOR THE PERIOD FROM THE END OF THE PRIOR DETERMINATION PERIOD THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION. • SERVICE-BASED VESTING ACCELERATION - THE PARTICIPANT’S SERVICE-BASED VESTING WILL INCLUDE PRO-RATED VESTING FOR THE DETERMINATION PERIOD IN WHICH IN THE INVOLUNTARY TERMINATION OCCURS FROM THE END OF THE PRIOR DETERMINATION PERIOD THROUGH THE DATE OF THE INVOLUNTARY TERMINATION (I.E., CREDIT FOR SERVICE PROVIDED FOR THE PERIOD FROM THE END OF THE PRIOR DETERMINATION PERIOD THROUGH THE DATE OF THE INVOLUNTARY TERMINATION). UPON TERMINATION WITHIN 6 MONTHS BEFORE OR LESS THAN 24 MONTHS AFTER A CHANGE IN CONTROL: THE PARTICIPANT WILL REMAIN VESTED IN ANY SIGNED CONTRACT RSUS THAT BECAME VESTED RSUS BASED ON DETERMINATION PERIODS THAT ENDED PRIOR TO THE CLOSING DATE OF THE CHANGE IN CONTROL. A PARTICIPANT THAT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, WILL BE ENTITLED TO THE FOLLOWING ADDITIONAL VESTING OF ANY UNVESTED RSUS: YEAR 1: IF THE CHANGE IN CONTROL OCCURS PRIOR TO THE END OF THE FIRST DETERMINATION PERIOD AND THE PARTICIPANT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, THEN (I) IF THE CLOSING PRICE IS LESS THAN $46.00 PER SHARE, THE REMAINING UNVESTED RSUS SHALL EXPIRE UNVESTED; (II) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $46.00 PER SHARE BUT LESS THAN $70.00 PER SHARE, THE VESTING OF THE SIGNED CONTRACT RSUS WILL REVERT SOLELY TO TIME-BASED VESTING (REGARDLESS OF THE CONTRACT SIGNINGS ACHIEVED), WITH PARTICIPANT EARNING PRO-RATED VESTING OF THE SIGNED CONTRACT RSUS FROM THE MEASUREMENT START DATE THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION; AND (III) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $70.00 PER SHARE, ALL UNVESTED RSUS SHALL ACCELERATE AND VEST IMMEDIATELY. YEAR 2: IF THE CHANGE IN CONTROL OCCURS AFTER THE END OF THE FIRST DETERMINATION PERIOD AND PRIOR TO THE END OF THE SECOND DETERMINATION PERIOD AND THE PARTICIPANT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, THEN (I) IF THE CLOSING PRICE IS LESS THAN $55.00 PER SHARE, THE REMAINING UNVESTED RSUS SHALL EXPIRE UNVESTED; (II) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $55.00 PER SHARE BUT LESS THAN $70.00 PER SHARE, THE VESTING OF THE SIGNED CONTRACT RSUS WILL REVERT SOLELY TO TIME-BASED VESTING (REGARDLESS OF THE CONTRACT SIGNINGS ACHIEVED), WITH PARTICIPANT EARNING PRO- RATED VESTING OF THE SIGNED CONTRACT RSUS FROM THE MEASUREMENT START DATE THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION; AND (III) IF THE CLOSING

Other Termination: Release Agreement: PRICE IS EQUAL TO OR GREATER THAN $70.00 PER SHARE, ALL UNVESTED RSUS SHALL ACCELERATE AND VEST IMMEDIATELY. YEAR 3: IF THE CHANGE IN CONTROL OCCURS AFTER THE END OF THE SECOND DETERMINATION DATE BUT PRIOR TO THE END OF THE PERFORMANCE PERIOD AND THE PARTICIPANT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, THEN (I) IF THE CLOSING PRICE IS LESS THAN $66.00 PER SHARE, THE REMAINING UNVESTED RSUS SHALL EXPIRE UNVESTED; (II) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $66.00 PER SHARE BUT LESS THAN $70.00 PER SHARE, THE VESTING OF THE SIGNED CONTRACT RSUS WILL REVERT SOLELY TO TIME-BASED VESTING (REGARDLESS OF THE CONTRACT SIGNINGS ACHIEVED), WITH PARTICIPANT EARNING PRO- RATED VESTING OF THE SIGNED CONTRACT RSUS FROM THE MEASUREMENT START DATE THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION; AND (III) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $70.00 PER SHARE, ALL UNVESTED RSUS SHALL ACCELERATE AND VEST IMMEDIATELY. UPON ANY TERMINATION (INCLUDING A VOLUNTARY TERMINATION) OTHER THAN: A) TERMINATION WITHOUT CAUSE OR RESIGNATION FOR "GOOD REASON” OR B) TERMINATION WITHIN 6 MONTHS BEFORE OR LESS THAN 24 MONTHS AFTER A CHANGE IN CONTROL: • NO ACCELERATED PERFORMANCE-BASED OR SERVICE-BASED VESTING. ANY UNVESTED RSUS WILL EXPIRE UNVESTED. ANY ACCELERATED VESTING OF THE SIGNED CONTRACT RSUS IS CONTINGENT UPON THE PARTICIPANT EXECUTING A RELEASE AGREEMENT CONSISTENT WITH THE TERMS OF THE EXECUTIVE SEVERANCE PLAN. Superseding Agreement: In the event of a conflict, the vesting provisions set forth above shall supersede the terms of the Executive Severance Plan. Any employment agreement between the Company and Participant or any severance plan adopted by the Board after the date of this Award in which Participant agrees to participate, shall be deemed a Superseding Agreement, and the terms set forth in such employment agreement or severance plan shall supersede and replace the terms set forth herein, and in the accompanying executive Performance- Based RSU Agreement and the Plan.

Schedule B Vesting Terms and Conditions for 5/5 RSU Award Earning and Vesting Regulatory RSUs: Performance Period: The Performance Based RSUs (the “Regulatory RSUs”) will be earned based on the Company’s achievement of the Regulatory Milestone (as defined below) after October 4, 2024 (the “Measurement Start Date”) and prior to December 31, 2026 (the “Performance Period”). Regulatory RSUs Earned: If the Company achieves the Regulatory Milestone at any time during the Performance Period, then 100% of the Regulatory RSUs shall become “Earned Regulatory RSUs.” In contrast, if the Company fails to achieve the Regulatory Milestone during the Performance Period, then no Regulatory RSUs shall become Earned Regulatory RSUs, and the Regulatory RSUs shall expire unvested. The “Regulatory Milestone” means the Federal Communications Commission (FCC) adopts a 900 MHZ 5/5 Report and Order. Service-Based Vesting Condition: The Earned Regulatory RSUs shall vest in three equal annual installments over a three-year period (i.e., 1/3 per year) measured from the Measurement Start Date based on the Participant’s continued service through such vesting date. Vesting Determination: First Vesting Determination: Within twenty (20) days following the first yearly anniversary of the Measurement Start Date (the “First Determination Date”), the Company’s Compensation Committee (the “Committee”) will determine whether the Company has achieved the Regulatory Milestone by the First Determination Date. If the Company achieves the Regulatory Milestone prior to the First Determination Date, then 100% of the Regulatory RSUs shall become Earned Regulatory RSUs, and the Participant shall be vested in 1/3 of the Earned Regulatory RSUs on such First Determination Date provided that the Participant has provided continuous service to the Company from the Measurement Start Date through the First Determination Date. Thereafter, the Participant shall vest in an additional 1/3 of the Earned Regulatory RSUs if the Participant provides continuous services through the Second Determination Date, and shall vest in the remaining 1/3 of the Earned Regulatory RSUs if the Participant provides continuous services through the Third Determination Date. Second Vesting Determination: Within twenty (20) days following the second yearly anniversary of the Measurement Start Date (the “Second Determination Date”), the Committee will determine whether the Company has achieved the Regulatory Milestone after the First Determination Date and prior to the Second Determination Date. If the Company achieves the Regulatory Milestone after the First Determination Date and prior to the Second Determination Date, then 100% of the Regulatory RSUs shall become Earned Regulatory RSUs, and the Participant shall be vested in 2/3 of the Earned Regulatory RSUs on the Second Determination Date provided that the Participant has provided continuous service to the Company from the Measurement Start Date through the Second Determination Date. Thereafter, the Participant shall vest in the remaining 1/3 of the Earned Regulatory RSUs if the Participant provides continuous services through the Third Determination Date. Third Vesting Determination: Within twenty (20) days following the end of the Performance Period (the “Third Determination Date”), the Committee will determine whether the Company has achieved the Regulatory Milestone after the Second Determination Date and prior to the end of the Performance Period. If the Company achieves the Regulatory Milestone after the Second Determination Date and prior to the end of the Performance Period, then 100% of the Regulatory RSUs shall become Earned Regulatory RSUs, and the Participant shall be vested in 2/3 of the Earned Regulatory RSUs as of the end of the Performance Period provided that the Participant has provided continuous service to the Company from the Measurement Start Date through the end of the Performance Period. Thereafter, the Participant shall vest in the remaining 1/3 of the Earned Regulatory RSUs if the Participant provides continuous services through third yearly anniversary of the Measurement Start Date). Vested RSUs – Regulatory RSUs that have vested shall be referred to as “Vested RSUs.” Regulatory RSUs that do not vest for any reason shall be referred to herein as “Unvested RSUs.” Settlement and Delivery of Vested RSUs: Vested RSUs will be settled and delivered to a Participant following the applicable Determination Date in accordance with the settlement and delivery terms set forth herein and in the Participant’s Performance- Based RSU Agreement. Definitions: The following terms shall have the meanings set forth below: The term “Involuntary Termination” means (i) the termination of Participant’s service to the Company for reasons other than Cause or (iii) the Participant resigns his or her services to the Company for Good Reason. The term “Voluntary Termination” means the cessation of Participant’s service to the Company for any reason that does not constitute an Involuntary Termination. The terms “Cause”, “Good Reason” and “Change in Control” as used in this section shall have the meanings given to such terms in the Company’s Executive Severance Plan (the “Executive Severance Plan”). The term “Change in Control Window” means the period measured from six months prior to the closing date of a Change in Control through the date that is twenty-four months after the closing date of a Change in Control. The term “Closing Price” shall mean the closing sale price of the Company’s Common Stock on the Nasdaq Stock Market on the last trading date prior to the closing of the Change in Control. (End of Definitions) Upon Termination w/out Cause, Resignation for Good Reason: UPON TERMINATION WITHOUT CAUSE OR RESIGNATION FOR “GOOD REASON”: • PERFORMANCE DETERMINATION - THE PARTICIPANT’S REGULATORY RSUS EARNED WILL BE CALCULATED BASED ON WHETHER THE REGULATORY MILESTONE HAS BEEN ACHIEVED PRIOR TO THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION. • SERVICE BASED VESTING ACCELERATION - THE PARTICIPANT WILL RECEIVE PRO-RATED VESTING OF ANY REGULATORY RSUS EARNED FROM THE MEASUREMENT START DATE THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION.

Upon Termination within Six Months before a CIC or 24 months after a CIC: UPON TERMINATION WITHIN 6 MONTHS BEFORE OR 24 MONTHS AFTER A CHANGE IN CONTROL: THE PARTICIPANT WILL REMAIN VESTED IN ANY REGULATORY RSUS THAT BECAME VESTED RSUS BASED ON DETERMINATION DATES THAT OCCURRED PRIOR TO THE CLOSING DATE OF THE CHANGE IN CONTROL. A PARTICIPANT THAT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, WILL BE ENTITLED TO THE FOLLOWING ADDITIONAL VESTING OF ANY UNVESTED RSUS: YEAR 1: IF THE CHANGE IN CONTROL OCCURS PRIOR TO THE FIRST DETERMINATION DATE AND THE PARTICIPANT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, THEN (I) IF THE CLOSING PRICE IS LESS THAN $46.00 PER SHARE, THE REMAINING UNVESTED RSUS SHALL EXPIRE UNVESTED; (II) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $46.00 PER SHARE BUT LESS THAN $70.00 PER SHARE, THE VESTING OF THE REGULATORY RSUS WILL REVERT SOLELY TO TIME-BASED VESTING (REGARDLESS OF WHETHER OR NOT THE REGULATORY MILESTONE IS ACHIEVED), WITH PARTICIPANT EARNING PRO-RATED VESTING OF THE REGULATORY RSUS FROM THE MEASUREMENT START DATE THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION; AND (III) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $70.00 PER SHARE, ALL UNVESTED RSUS SHALL ACCELERATE AND VEST IMMEDIATELY. YEAR 2: IF THE CHANGE IN CONTROL OCCURS AFTER THE FIRST DETERMINATION DATE BUT PRIOR TO THE SECOND DETERMINATION DATE AND THE PARTICIPANT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, THEN (I) IF THE CLOSING PRICE IS LESS THAN $55.00 PER SHARE, THE REMAINING UNVESTED RSUS SHALL EXPIRE UNVESTED; (II) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $55.00 PER SHARE BUT LESS THAN $70.00 PER SHARE, THE VESTING OF THE REGULATORY RSUS WILL REVERT SOLELY TO TIME-BASED VESTING (REGARDLESS OF WHETHER OR NOT THE REGULATORY MILESTONE IS ACHIEVED), WITH PARTICIPANT EARNING PRO-RATED VESTING OF THE REGULATORY RSUS FROM THE MEASUREMENT START DATE THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION; AND (III) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $70.00 PER SHARE, ALL UNVESTED RSUS SHALL ACCELERATE AND VEST IMMEDIATELY. YEAR 3: IF THE CHANGE IN CONTROL OCCURS AFTER THE SECOND DETERMINATION DATE BUT PRIOR TO THE END OF THE PERFORMANCE PERIOD AND THE PARTICIPANT IS SUBJECT TO AN INVOLUNTARY TERMINATION DURING THE CHANGE IN CONTROL WINDOW, THEN (I) IF THE CLOSING PRICE IS LESS THAN $66.00 PER SHARE, THE REMAINING UNVESTED RSUS SHALL EXPIRE UNVESTED; (II) IF THE CLOSING PRICE IS EQUAL TO OR GREATER THAN $66.00 PER SHARE BUT LESS THAN $70.00 PER SHARE, THE VESTING OF THE REGULATORY RSUS WILL REVERT SOLELY TO TIME-BASED VESTING (REGARDLESS OF WHETHER OR NOT THE REGULATORY MILESTONE IS ACHIEVED), WITH PARTICIPANT EARNING PRO-RATED VESTING OF THE REGULATORY RSUS FROM THE MEASUREMENT START DATE THROUGH THE DATE OF THE PARTICIPANT’S INVOLUNTARY TERMINATION; AND (III) IF THE CLOSING

Other Termination: Release Agreement: PRICE IS EQUAL TO OR GREATER THAN $70.00 PER SHARE, ALL UNVESTED RSUS SHALL ACCELERATE AND VEST IMMEDIATELY. UPON ANY TERMINATION (INCLUDING A VOLUNTARY TERMINATION) OTHER THAN: A) TERMINATION WITHOUT CAUSE OR RESIGNATION FOR "GOOD REASON” OR B) TERMINATION WITHIN 6 MONTHS BEFORE OR LESS THAN 24 MONTHS AFTER A CHANGE IN CONTROL: • NO ACCELERATED PERFORMANCE-BASED OR SERVICE-BASED VESTING. ANY UNVESTED RSUS WILL EXPIRE UNVESTED. ANY ACCELERATED VESTING OF THE REGULATORY RSUS IS CONTINGENT UPON THE PARTICIPANT EXECUTING A RELEASE AGREEMENT CONSISTENT WITH THE TERMS OF THE EXECUTIVE SEVERANCE PLAN. Superseding Agreement: In the event of a conflict, the vesting provisions set forth above shall supersede the terms of the Executive Severance Plan. Any employment agreement between the Company and Participant or any severance plan adopted by the Board after the date of this Award in which Participant agrees to participate, shall be deemed a Superseding Agreement, and the terms set forth in such employment agreement or severance plan shall supersede and replace the terms set forth herein, and in the accompanying executive Performance- Based RSU Agreement and the Plan.